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                                                                    EXHIBIT 99.5

 CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 RELATING TO
          THE FORM 10-Q REPORT FOR BORDERS GROUP, INC. FOR THE QUARTER
                              ENDED JULY 28, 2002




I, Edward W. Wilhelm, certify that the Form 10-Q, dated July 28, 2002, of Borders Group, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Borders Group, Inc.




Date: September 10, 2002
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By:  /s/ Edward W. Wilhelm
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     Edward W. Wilhelm
     Senior Vice President and
     Chief Financial Officer